UNITES STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 29, 2011

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)(e)  As previously reported, Gary J. Morgan, Met-Pro Corporation‘s (“Met-Pro”) Senior Vice President-Finance, Secretary, Treasurer, Chief Financial Officer, Chief Accounting Officer, and Director, gave notice by letter dated October 4, 2011 of his resignation. In connection with that separation, effective as of November 29, 2011, Met-Pro and Mr. Morgan entered into a Separation Agreement and General Release (the “Separation Agreement”), the terms of which include the following:

●	It is agreed that Mr. Morgan’s last day of employment shall be April 30, 2012, in lieu of the January 31, 2012 date previously reported and set forth in his October 4, 2011 notice of resignation;
●	Provided that Mr. Morgan is not terminated for cause (as defined), Met-Pro will provide Mr. Morgan with the following:
o	Mr. Morgan shall remain eligible for a bonus under the FYE 2012 Management Incentive Plan;
o	Title to the car that is presently made available to Mr. Morgan will be transferred to him;
o	Mr. Morgan shall receive a payment of one year’s base salary ($236,640), payable over the course of a year in accordance with Met-Pro’s normal payroll practices;
o
If by April 30, 2013, Mr. Morgan has not secured employment that compensates him at the rate of at least $160,000 per year, then Met-Pro shall pay him $20,000 per month, for three months; and if by July 31, 2013, he shall not have secured employment that shall compensate him at such rate, then Met-Pro shall pay him $20,000 per month for an additional three months;

o	Met-Pro will pay the premiums under the Consolidated Omnibus Budget Reconciliation Act of 1995 for Mr. Morgan and his eligible dependents through up to October 31, 2013;
o	Met-Pro will provide Mr. Morgan with outplacement services beginning January 1, 2012;
o
All of Mr. Morgan’s unvested stock options shall vest as of April 30, 2012 and the 90 day expiration date of his stock options shall be extended to  July 29, 2015, subject to earlier expiration of those options that would otherwise expire prior to such date; and

o	If Met-Pro shall make a contribution for any participant in the Non-Qualified Deferred Contribution Supplemental Executive Plan for FYE 2012, Met-Pro shall also make a contribution for Mr. Morgan.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is filed herewith as Exhibit (10)(ci) and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(10)(ci)  Separation Agreement and General Release effective as of November 29, 2011 between Met-Pro Corporation and Gary J. Morgan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 5, 2011	MET-PRO CORPORATION

By: /s/ Raymond J. De Hont
Raymond J. De Hont,
President and Chief Executive Officer

Exhibit Index

Exhibit	Description

(10)(ci)	Separation Agreement and General Release effective as of November 29, 2011 between Met-Pro Corporation and Gary J. Morgan